UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

☒    Filed by the Registrant                             ☐    Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MEDTRONIC PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

2020 Annual General Meeting to Be Held Virtually on December 11, 2020.

MEDTRONIC PLC	Meeting Information Meeting Type: Annual General Meeting For holders as of: October 15, 2020

Date: December 11, 2020 Time: 9:00 AM U.S. Central Time
(3:00 PM Irish Time)

Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/MDT2020.
MEDTRONIC PLC ATTN: MARCY CAMAROTTO 710 MEDTRONIC PARKWAY MS LC300 MINNEAPOLIS, MN 55432-5604

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, or scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before November 29, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/MDT2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Phone: To vote by telephone, go to www.proxyvote.com to view the proxy materials and obtain the toll free number to call. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:
1.	To elect, by separate resolutions, the twelve director nominees named in the proxy statement to hold office until the 2021 Annual General Meeting of the Company.
Nominees:
	1a.	Richard H. Anderson
	1b.	Craig Arnold
	1c.	Scott C. Donnelly
	1d.	Andrea J. Goldsmith, Ph.D.
	1e.	Randall J. Hogan, III
	1f.	Michael O. Leavitt
	1g.	James T. Lenehan
	1h.	Kevin E. Lofton
	1i.	Geoffrey S. Martha
	1j.	Elizabeth G. Nabel, M.D.
	1k.	Denise M. O’Leary
	1l.	Kendall J. Powell

2.

To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2021 and to authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

3.	To approve, in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote).

4.	To renew the Board’s authority to issue shares.

5.	To renew the Board’s authority to opt out of pre-emption rights.

6.	Authorizing the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

7.	Transacting any other business that may properly come before the meeting.